BLACKROCK ETF TRUST II

BlackRock AAA CLO ETF

(the “Fund”)

Supplement dated May 18, 2023 (the “Supplement”) to the Fund’s

Summary Prospectus and Prospectus, each dated December 7, 2022

Effective June 15, 2023, the following changes are made to the Fund’s Summary Prospectus and Prospectus, as applicable:

The section of the Summary Prospectus entitled “Management — Portfolio Managers” and the section of the Prospectuses entitled “Fund Overview — Management — Portfolio Managers” are deleted in their entirety and replaced with the following:

Portfolio Managers. Saffet Ozbalci, Peter Hirsh and Nidhi Patel (the “Portfolio Managers”) are jointly and primarily responsible for the day-to-day management of the Fund. Messrs. Ozbalci and Hirsh and Ms. Patel have been Portfolio Managers of the Fund since 2023, 2022 and 2022, respectively.

The section of the Prospectus entitled “Management — Portfolio Managers” is deleted in its entirety and replaced with the following:

Portfolio Managers. Saffet Ozbalci, Peter Hirsh and Nidhi Patel (the “Portfolio Managers”) are jointly and primarily responsible for the day-to-day management of the Fund. Mr. Ozbalci has been employed by BFA or its affiliates as a portfolio manager since 2011. Mr. Hirsh has been employed by BFA or its affiliates as a portfolio manager since 2015. Ms. Patel has been employed by BFA or its affiliates as a portfolio manager since 2016. Messrs. Ozbalci and Hirsh and Ms. Patel have been Portfolio Managers of the Fund since 2023, 2022 and 2022, respectively.

The Fund’s SAI provides additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers’ ownership (if any) of shares in the Fund.

Shareholders should retain this Supplement for future reference.

ALLPRO-AAA-0523SUP